Exhibit 10.13

VITESSE SEMICONDUCTOR CORPORATION
AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN

1.             Purposes of Plan.  The purposes of this 2001 Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Consultants and Directors of the Company and its Subsidiaries and to promote the success of the Company’s business. Awards granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder, and any other awards selected by the Administrator to be granted under the plan from time to time.

2.             Definitions.  As used herein, the following definitions shall apply:

“Administrator” means the Board or any Committee selected to administer the Plan, in accordance with Section 4 of the Plan.

“Award” means an Option or any other award selected by the Committee to be granted under this Plan. “Board” means the Board of Directors of the Company.

“Change in Control Event” means (i) a consolidation or merger of the Company with or into any other entity or entities, or the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of, or (ii) a sale, conveyance or disposition of all or substantially all the assets of the corporation.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

“Committee” means a Committee, if any, appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan.

“Common Stock” means the Common Stock, no par value per share, of the Company. “Company” means Vitesse Semiconductor Corporation, a Delaware corporation.

“Consultant” means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, provided the term Consultant shall not include Directors who are not compensated for their services or are paid only a Director’s fee by the Company.

“Continuous Status as an Employee or Consultant” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Administrator, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries, or its successor.

“Director” shall mean a member of the Board.

“Disability” means total and permanent disability, as defined in Section 22(e)(3) of the Code.

“Employee” means any person, including Officers and Directors, employed by the Company, Parent or any Subsidiary. The payment of Directors’ fees by the Company shall not be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date the value of Common Stock determined as follows:

(a)           If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National

Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or, if listed on more than one exchange, the exchange with the greatest volume of trading in Common Stock) or system on the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

(b)           If the Common Stock is quoted on the NASDAQ System (but not on the National market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

(c)           In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(d)           Notwithstanding anything in the foregoing to the contrary, with respect to grants of options on days when the relevant exchange, system or quoting security dealer is closed, Fair Market Value of a Share of Common Stock may be calculated as otherwise determined in this Section 2 but on the last market day prior to the day of determination.

“Incentive Stock Option” means an Option that satisfies the provisions of Section 422 of the Code.

“Issued Shares” means, for any fiscal year, the number of shares of the Company’s Common Stock outstanding on the last day of the fiscal year, plus any shares reacquired by the Company during the preceding fiscal year.

“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

“Officer” means an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a stock option granted pursuant to the Plan.

“Optioned Stock” means the Common Stock subject to an Option.

“Optionee” means an Employee, Director or Consultant who holds an Option.

“Outside Director” means a Director who is not an Employee.

“Parent” corporation shall have the meaning defined in Section 424(e) of the Code.

“Participant” means a holder of an Award under this Plan.

“Plan” means this 2001 Stock Option Plan.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

“Substitute Awards” shall mean awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

“Subsidiary” corporation shall have the meaning defined in Section 424(f) of the Code.

In addition, the terms “Rule 16b-3” and “Applicable Laws,” the term “10% Stockholder,” and the term “Tax Date” shall have the meanings set forth, respectively, in Sections 4, 7 and 8 below.

3.             Stock Subject to the Plan.

(a)           Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be subject to Awards under the Plan is Forty Nine Million Five Hundred Thirty Four Thousand Three Hundred Twenty Eight (49,534,328) shares.

(b)           The Shares may be authorized, but unissued, or reacquired Common Stock.

(c)           If an Award should expire or become unexercisable or otherwise forfeited for any reason without having been exercised in full or settled in stock, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for other Awards under the Plan. If the Company reacquires Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.

(d)           Shares underlying Substitute Awards shall not reduce the number of Shares remaining available for issuance under the Plan.

4.             Administration of the Plan.

(a)           Composition of Administrator.

(i)            Administration With Respect to Directors. With respect to grants of Awards to Outside Directors of the Company, the Plan shall be administered by the Board.

(ii)           Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board intended to satisfy the requirements of Rule 16b-3 of the Exchange Act and Section 162(m) of the Code, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

(iii)          Multiple Administrative Bodies.  If permitted by Rule 16b-3 and by the Applicable Laws, the Plan may (but need not) be administered by different administrative bodies with respect to Directors, non-Director Officers, and Employees and Consultants who are neither Directors nor Officers.

(iv)          General.  Once a Committee has been appointed pursuant to subsection (i) or (ii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies (however caused) or remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws, and, in the case of a Committee appointed under subsection (i) hereof, to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan.

(b)           Powers of the Administrator with respect to Employees and Consultants.  Subject to the provisions of the Plan, and, in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)            to determine the Fair Market Value of the Common Stock, in accordance with Section 2 of the Plan;

(ii)           to select the Officers, Consultant and Employees to whom Awards may from time to time be granted hereunder;

(iii)          to determine whether and to what extent Options are granted hereunder;

(iv)          to determine the number of shares of Common Stock to be covered by each such Option granted hereunder;

(v)           to approve forms of agreement for use under the Plan;

(vi)          to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, whether such Option is an Incentive Stock Option or a Nonstatutory Stock Option, the exercise price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion) and to provide for the grant of Awards other than Options on terms determined in their discretion; provided, however, that in the event of a merger or asset sale, the applicable provisions of Section 10 of the Plan shall govern vesting acceleration;

(vii)         to determine whether and under what circumstances an Option may be settled in cash instead of Common Stock;

(viii)        to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

(ix)           to interpret the Plan;

(x)            to prescribe, amend and rescind rules and regulations relating to the Plan;

(xi)           with the consent of the holder thereof, to modify or amend each Option; and

(xii)          to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c)           Powers of the Board with respect to Directors.  Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 2 of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Board.

(d)           Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

5.             Eligibility.

(a)           Eligibility for Employees and Consultants.  Nonstatutory Stock Options and other Awards may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Optionee who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

(b)           Eligibility for Outside Directors.  Awards may be granted to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 7 hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

(c)           No Employment Agreement.  Neither the Plan nor any Option agreement shall confer upon any Optionee any right with respect to continuation of employment by or service as a Director or Consultant to the Company, no shall it interfere in any way with the Optionee’s right or the Company’s right to terminate the Optionee’s employment or other relationship at any time.

(d)           Limitation on Grants.  No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 2,500,000 Shares.

6.             Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.  Nothing with respect to this amendment and restatement of the Plan shall be deemed to have changed the term of the plan.

7.             Options.

(a)           Grants with respect to Outside Directors.  All grants of Options to Outside Directors hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

(i)            No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

(ii)           During the term of the Plan, each Outside Director shall automatically receive an Option to purchase 40,000 Shares (the “Annual Option”) on each January 1 following the approval of this Plan.

(iii)          Unless otherwise provided for by the Board, each Outside Director who is nominated or elected to the Board during the term of the Plan shall receive an Option to purchase 75,000 Shares on the date of such election or nomination (the “New Director Grant”). Notwithstanding the foregoing, the Board shall have the authority to grant a pro rata portion of the New Director Grant to reflect the portion of the year served or to determine that the New Director Grant is not necessary.

(iv)          The terms of each Option granted hereunder shall be as follows:

(A)          the term of the Option shall be ten (10) years; and

(B)           the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 7(e) hereof; and

(C)           the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option or as otherwise calculated pursuant to Section 2 of the Plan; and

(D)          the Option shall be fully exercisable as of one year and one day following the date of grant, so long as the Optionee remains a Director, except as set forth in Section 7(e) hereof.

(v)           In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the number of authorized Shares under Section 3 hereof, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

(b)           Grants with respect to Employees and Consultants.  The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a written Option agreement which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue Options in exchange for the surrender and cancellation of any or all outstanding Options.

(c)           Terms and Conditions of Option Agreements.

(i)            Exercise Price; Number of Shares.  The per Share exercise price for the Shares issuable upon exercise of an Option shall be such price as is determined by the Administrator. The Option agreement shall specify the number of Shares to which it pertains.

(ii)           Waiting Period; Exercisability; Term.  At the time an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased or the conditions which must be satisfied prior to the purchase. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant. (Any such period is referred to herein as the “waiting period.”) At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be less than the waiting period, if any, nor more than ten (10) years from the date of grant.

(iii)          Form of Payment.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods of payment, or (7) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

(iv)          Special Incentive Stock Option Provisions.  In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

(A)          Exercise Price.  The per share exercise price for the Shares issuable uponexercise of the Option shall be no less than 100% of the Fair Market Value of Common Stock, determined as of the date of the grant of the Option.

(B)           Dollar Limitation.  To the extent that the aggregate Fair Market Value of (i) the Shares with respect to which Options designated as Incentive Stock Options plus (ii) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.  For purposes of the preceding sentence, (i) Options shall be taken into account in the order in which they were granted, and (ii) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

(C)           General.  Except as modified by the preceding provisions of this subsection 7(a)(iv) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

(v)           10% Stockholder.  If any Optionee to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (a “10% Stockholder”), then the following special provisions shall be applicable to the Option granted to such individual:

(A)          The per Share Option price of Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

(B)           The Option shall not have a term in excess of five (5) years from the date of grant.

(vi)          Rule 16b-3.  Grants of options to Directors, Officers and 10% Stockholders must comply with the applicable provisions of Rule 16b-3 and such Options shall contain such additional conditions or restrictions, if any, as may be required by Rule 16b-3 to be in the written Option Agreement in order to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

(vii)         Other Provisions.  Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

(viii)        Buyout Provisions.  The Administrator may at any time offer to buy out, for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made. Any such cash offer made to an Officer or Director shall comply with the provisions of Rule 16b-3 relating to cash settlement of stock appreciation rights. This provision is intended only to clarify the powers of the Administrator and shall not in any way be deemed to create any rights on the part of Optionees to buyout offers or payments.

(d)           Method of Exercise.

(i)            Exercisability.  Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

(ii)           No Fractional Shares.  An Option may not be exercised for a fraction of a Share.

(iii)          Procedure for Exercise; Rights as a Stockholder.  An Option shall be deemed to be exercised when the Company receives: (i) written notice of such exercise in accordance with the terms of the Option from the person entitled to exercise the Option and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment allowable under subsection 7(c)(iii) of the Plan, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

(iv)          Effect of Exercise.  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(e)           Effect of Termination.

(i)            Termination of Status as a Director.  If an Outside Director ceases to serve as a Director, he or she may, but only within three (3) months after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its ten year term has expired. To the extent that he or she was not entitled to exercise an Option at the date of such termination, of if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

(ii)           Termination of Employment or Consulting Relationship.  In the event an Optionee’s Continuous Status as an Employee or Consultant terminates (other than upon the Optionee’s death or disability), the Optionee may exercise his or her Option, but only within such period of time not to exceed six (6) months as is determined by the Administrator (with such determination being made at the time of grant and not exceeding ninety (90) days in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall be returned to the Plan as of the termination date. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and all remaining Shares covered by such Option shall be returned to the Plan at the end of such period.

(iii)          Disability of Optionee.  In the event an Optionee’s Continuous Status as an Employee or Consultant terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option, but only within six (6) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination due to Disability, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall be returned to the Plan as of the date of Disability. If, after such termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and all remaining Shares covered by such Option shall be returned to the Plan at the end of such period.

(iv)          Death of Optionee. In the event of an Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the deceased Optionee’s Option by bequest or inheritance may exercise the Option, but only within six (6) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall be returned to the Plan as of the date of death. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall be returned to the Plan at the end of such period.

(f)            Early Exercise. Options may, but need not, include a provision whereby the Optionee may elect at any time before the Optionee’s Continuous Service terminates to exercise the Option as to any part of all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

8.             Stock Withholding to Satisfy Withholding Tax Obligations.

(a)           Ability to Use Stock for Withholding.  At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this Section 8. When an Optionee incurs tax liability in connection with the exercise of an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (“Tax Date”).

(b)           Election to Have Stock Withheld. All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

(i)            the election must be made on or prior to the applicable Tax Date;

(ii)           once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made (unless otherwise permitted by applicable tax regulations under the Code);

(iii)          all elections shall be subject to the consent or disapproval of the Administrator; and

(iv)          if the Optionee is a Director, Officer or 10% Stockholder, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

(c)           Section 83(b) Election. In the event the election to have Shares withheld is made by an Optionee, no election is filed under Section 83(b) of the Code and the Tax Date is deferred under Section 83 of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

9.             Limitations on Transfer.  Options granted under this Plan, and any interest therein, shall not be transferable or assignable by the Optionee, and may not be subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option shall be exercisable during the lifetime of the Optionee only by the Optionee; provided, however, that Nonstatutory Stock Options held by an Optionee may be transferred to such family members, trusts and charitable institutions as the Administrator, in its sole discretion, shall approve, unless otherwise restricted from such transfer under the terms of the grant.

10.           Adjustments Upon Changes in Capitalization or Merger.

(a)           Stock Splits and Similar Events. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the aggregate number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed for this purpose to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

(b)           Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of them Company, all outstanding Awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Award as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

(c)           Sale of Assets or Merger. In the event of a merger of the Company with or into another corporation, the Award shall be assumed or an equivalent option or award shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Award or to substitute an equivalent option or award, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Award as to all of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable. If the Board makes an Award fully exercisable (or vested) in lieu of assumption or substitution in the event of a merger, the Board shall notify the Participant that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the assumed option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(d)           No Other Adjustments.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(e)           Acceleration  in connection with Change in Control.  In the event of a Change in Control Event, the Administrator may, in its discretion, provide that any outstanding Award shall become fully vested, free of restrictions, and payable to the holder of such Award.  The Administrator may take such action with respect to all Awards then outstanding or only with respect to certain specific awards identified by the Administrator in the circumstances.

11.           Time of Granting Options. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award. To the extent that grants are made by the Compensation Committee, all grants will be made at a meeting of the Compensation Committee. Except with respect to Options granted to new employees, all Options granted pursuant to the Plan shall be granted during a Trading Window Period as defined by the Company’s Insider Trading Policy. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

12.           Amendment and Termination of the Plan.

(a)           Amendment and Termination.  The Board may at any time amend, alter, suspend, or terminate the Plan. The Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as is to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Section 422 of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the Common Stock is) in such a manner and to such a degree as is listed or quoted in such a manner and to such a degree as is required by such law or regulation.

(b)           Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant with respect to Awards already granted unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing signed by the Participant and the Company.

13.           Conditions Upon Issuance of Shares.

(a)           Compliance with Laws.  Shares shall not be issued upon exercise of an Option or the vesting of an Award unless such exercise and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)           Investment Intent.  As a condition to the exercise of an Option or the issuance of Shares upon exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c)           No Company Liability.  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

(d)           Grants Exceeding Allotted Shares.  If the Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan to permit full exercise or settlement of the Award is timely obtained in accordance with Section 15 of the Plan.

14.           Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan and the Awards granted hereunder.

15.           Stockholder Approval.

(a)           Requirement.  Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted as provided in Section 6 and at or prior to the first annual meeting of stockholders held subsequent to the first granting of an Option hereunder.  Such stockholder approval shall be obtained in the manner and to the degree that is required under applicable federal and state laws.

(b)           Manner of Solicitation.  Approval of the Plan by the stockholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

Effective: September 4, 2009